EXHIBIT 10.5
                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT ("AGREEMENT") is made as of August 23, 2002 by and between FTS Apparel, Inc. (the "COMPANY"), Dutchess Private Equities Fund, L.P. (the "INVESTOR") and Joseph B. LaRocco, Esq., with an office at 49 Locust Avenue, Suite 107, New Canaan, CT 06840 (the "ESCROW AGENT"). Capitalized terms used but not defined herein shall have the meanings set forth in the Transaction Documents referred to in the first recital.

                              W I T N E S S E T H:

     WHEREAS, the Company will from time to time sell shares of its common stock (the "SHARES") to the Investor upon terms as set forth in the Investment Agreement and related documents dated the date hereof (the "TRANSACTION DOCUMENTS") entered into by the Company and Investor; and

     WHEREAS, the Company and the Investor have requested that the Escrow Agent hold the Shares and funds ("FUNDS") being used to purchase the Shares in escrow pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                              TERMS OF THE ESCROW


     1.1 The parties hereby agree to have Joseph B. LaRocco, Esq. act as Escrow Agent whereby the Escrow Agent, subject to the right of the parties to remove the Escrow Agent and the right of the Escrow Agent to resign, shall receive the Shares and Funds in escrow and distribute the same as set forth in this Agreement.


     1.2 Concurrent with each Put Notice delivered by the Company to the Investor, the Company shall deliver a copy of said Put Notice to the Escrow Agent, and upon the conclusion of the Pricing Period, the Company shall deliver a subsequent notice to the Investor and the Escrow Agent confirming the number of Shares being purchased in accordance with the Transaction Documents and the Purchase Price for said Shares.


     1.3 (a) Prior to each Closing Date, (i) the Company shall deliver to the Escrow Agent certificates representing the Shares to be issued to the Investor in such denominations as may be requested by the Investor and (ii) the Investor shall deliver to the Escrow Agent that amount necessary to purchase such Shares as required by the Transaction Documents (the "Purchase Amount")by wire transfer. All Funds received by the Escrow Agent shall be



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maintained  in  a  separate account solely in the name of the Escrow Agent, free from  the  claims  of  any  creditors  of  Escrow  Agent.

     (b)  In  the  alternative  to  physical delivery of certificates for Common
Stock to the Escrow Agent, if delivery of the Shares may be effectuated by electronic book-entry through The Depository Trust Company ("DTC"), then delivery of the Shares pursuant to such purchase shall, unless requested otherwise by such Investor, settle by book-entry transfer to an account in the name of the Escrow Agent, free from the claims of any creditors of the Escrow Agent, through DTC by the Closing Date. The parties agree to coordinate with DTC to accomplish this objective.

     (c) The Escrow Agent shall exercise reasonable care in safekeeping the Shares and the Funds but shall not be under any obligations to invest, reinvest, vote or otherwise deal with the escrowed Shares or the Funds except as otherwise set forth in this Agreement or unless otherwise instructed in writing signed by both Parties.

     (d) In addition, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them to the Escrow Agent pursuant to the Transaction Documents at or prior to each Closing, which writings shall include instructions for delivery of the Shares to the Investor and wire transfer instructions for the Company.



     1.4 With regard to each Put Notice, the Escrow Period shall commence upon the receipt of either or both the Shares to be purchased pursuant to a Put Notice or all or some portion of the Funds, and shall continue until the earliest to occur of the following events:

     (a) distribution of the Shares to the Investor and the Funds to the Company as otherwise provided by the Transaction Documents; or

receipt by Escrow Agent of a written agreement executed by both Parties notifying Escrow Agent that the Escrow Period is terminated and specifying the distribution of any remaining escrowed Shares or Funds.

     1.5 (a) On each Closing Date, if the Escrow Agent has received both the requisite number of Shares being purchased and the Purchase Amount, the Escrow Agent shall forward the Shares being purchased to the Investor, and wire the amount necessary to purchase the Shares, pursuant to the Transaction Documents, to the Company, less any amounts which the Escrow Agent is authorized to deduct pursuant to the provisions of Section 1.5(c) below..

     (b)If the number of correct number of Shares or Funds representing the Purchase Amount are not received by the Escrow Agent by the Closing Date, he shall hold and retain such amount as he may have in his possession, notify the parties and await further instructions. In no event shall the Escrow Agent release any Shares to the Investor unless and


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until  the  Escrow  Agent  shall  have  received  all  necessary  Funds  for the corresponding  Purchase  Amount.

     (c) The Escrow Agent shall deduct from the Funds he receives in escrow from the Investor the following amounts:

          (a) On each Closing Date, Escrow Agent shall deduct from the Purchase Amount as an escrow fee the sum of $750 for each Put Notice; and

          (b) 8% of the [gross] Purchase Amount on each Closing Date to be wired per the written instructions of Dutchess Private Equities Fund, L.P.

     1.6 After Investor's receipt of a Put Notice, but prior to the related Closing Date, the Investor may authorize the Escrow Agent to release a portion of the Purchase Amount from escrow to the Company in exchange for a fixed number of Shares, subject to the following conditions:

          (a) The Investor shall fill out and sign a "Partial Release of Purchase Amount and Shares from Escrow" (the "Partial Release Form"). See Exhibit A attached hereto. The Partial Release Form shall set forth the number of Shares to be released to Investor and the dollar amount the Escrow Agent shall wire to the Company.

          (b) The Partial Release Form shall be filled out and signed by the Investor and faxed to the Company and the Escrow Agent prior to 12:00 p.m. New York City time.

     The number of Shares stated in the Partial Release Form shall be equal to the dollar amount to be released divided by 92% of the lowest closing bid price during that number of Trading Days in the Purchase Period that have expired.

     The Company and Investor agree that on the related Closing Date, an adjustment shall be made so that the terms set forth in the Investment Agreement shall be honored with the balance of the Purchase Amount being released to the Company and the balance of Shares owed to Investor being released to Investor.

     1.7 If the Escrow Agent does not have the exact number of Shares to send Investor, because of the denominations of the various Share certificates, the parties will mutually agree on how to resolve the matter.

     1.8 This Escrow Agreement may be altered or amended only with the written consent of all of the parties hereto. Should Company attempt to change this Escrow Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying Company and Investor in writing upon not less than 30 days advance notice. Escrow Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to Escrow Agent and signed by each of the Company and the Investor. In the case of the Escrow Agent's resignation or removal


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pursuant  to  the foregoing, his only duty, until receipt of notice from Company and Investor that a successor escrow agent has been appointed, shall be to hold and preserve the Shares and Funds that are in his possession. In the event of the resignation of Escrow Agent, if a substitute Escrow Agent shall not have been selected as aforesaid within the 30-day notice period referred to in this
Section 1.8, Escrow Agent shall be entitled to petition any court of competent jurisdiction for the appointment of a substitute for it hereunder or, in the alternative, it may transfer and deliver the Escrowed Shares then held by it to or upon the order of such court. Upon receipt by the Escrow Agent of said notice from Company and Investor of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Shares and Funds, the Escrow Agent shall promptly thereafter transfer all of the Shares and Funds that he is still holding in escrow, to said successor escrow agent. Immediately after said transfer of the Shares and Funds, the Escrow Agent shall furnish Company and Investor with proof of such transfer.

     1.9 The Escrow Agent shall be reimbursed by Company and Investor for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel, upon whose reasonable advice the Escrow Agent may rely. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties to the Company in connection with this transaction. The Escrow Agent has no liability hereunder to either party other than to hold the Shares and Funds received by the Investor and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by Investor. The Company acknowledges and represents that it is not being represented in a legal capacity by Joseph B. LaRocco, and has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement. The Company acknowledges that the Escrow Agent is not rendering securities advice to the Company with respect to this proposed transaction. The Escrow Agent has acted as legal counsel for the Investor and may continue to act as legal counsel for the Investor, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent acting in such capacity as legal counsel for the Investor and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investor and Escrow Agent are relying explicitly on the foregoing provisions contained in this Section 1.8 in entering into this Agreement.

     1.10 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent in good


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faith  pursuant  to  the  advice of the Escrow Agent's attorneys-at-law shall be conclusive  evidence  of  such  good  faith.

     1.11 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only final, nonappealable orders or process of courts of law or written agreements of the parties and is hereby expressly authorized to comply with and obey those orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     1.12 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.


     1.13 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.


     1.13 It is understood and agreed that should any dispute arise with respectto the delivery and/or ownership or right of possession of the documents or the Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to interplead the Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of Connecticut in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                  MISCELLANEOUS

     2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2  This  Agreement  shall  not  be  assignable.

     2.3 This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed,



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supplemented  or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.4 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     2.5 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Connecticut. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association with the proceedings taking place in Stamford, Connecticut before a panel of three (3) arbitrators.

     2.6 Any notice required or permitted hereunder shall be given in manner provided in the Section headed "NOTICES" in the Investment Agreement , the terms of which are incorporated herein by reference.

     2.7 By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Transaction Documents.

     2.8 Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

                [Balance of this page intentionally left blank.]




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     IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the 23  day  of  August  2002.

                                 FTS  APPAREL,  INC.


                                  /s/ Scott Gallagher
                          By:    ____________________________________
                                 Name:  Scott  Gallagher
                                 Title: CEO



                                 DUTCHESS  PRIVATE  EQUITIES  FUND,  L.P.
                                 BY  ITS  GENERAL  PARTNER  DUTCHESS
                                 CAPITAL  MANAGEMENT,  LLC




                                /s/ Douglas H. Leighton
                          By:   ____________________________________
                                Name:  Douglas  H.  Leighton
                                Title: A  Managing  Member


                                JOSEPH  B.  LAROCCO,  ESCROW  AGENT

                                  /s/ Joseph B. Larocco
                          By:   ____________________________________
                                Joseph  B.  LaRocco,  Esq.



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                                    EXHIBIT A

            PARTIAL RELEASE OF PURCHASE AMOUNT AND SHARES FROM ESCROW

If  to  the  Company:
     FTS  Apparel,  Inc.
     1379  River  Road
     Yardley,  Pennsylvania  19067
     Attention:  Scott  Galagher,  CEO
     Telephone:  (215)  369-9820
     Facsimile:  (215)  369-9821

With  a  copy  to:
     David  Babiarz,  Esq.
     7720  E.  Belleview,  Suite  200
     Greenwood  Village,  CO  80111
     Telephone:  303-779-5900
     Facsimile:  303-779-6006

With  a  copy  to:
     Joseph  B.  LaRocco,  Esq.
     49  Locust  Avenue,  Suite  107
     New  Canaan,  CT  06840
     Telephone  No.:  203-966-0566
     Telecopier No.:  203-966-0363

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

Pursuant to the terms of the Escrow Agreement, the Investor and the Company requests the release from escrow of __________ shares of the Company's Common Stock by overnight delivery and authorizes the Escrow Agent to release from escrow $___________ .




                            By:____________________________________________


Note: The number of Shares stated in this PARTIAL RELEASE OF PURCHASE AMOUNT AND SHARES FROM ESCROW Form shall be equal to the dollar amount to be released divided by 92% of the lowest closing bid price during that number of Trading Days in the Purchase Period that have expired.